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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   February 26, 2002
                                                          -------------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2002 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass- Through Certificates Series 2002-2)


                  ABN AMRO Mortgage Corporation Series 2002-2
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


            333-73036-03                              363886007
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      (Commission File Number)          (I.R.S. Employer Identification No.)

        135 South LaSalle Street                           60603
        Chicago, Illinois
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(Address of Principal Executive Offices)                 (Zip Code)


                                (312) 904-2000
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On February 26, 2002, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2002-2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of February 1, 2002, among ABN AMRO Mortgage Corporation, as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc., as servicer and JPMorgan Chase Bank, as trustee. The Certificates consist of twelve classes identified as the "Class A-1 Certificates", "Class A-2 Certificates", "Class A-3 Certificates", "Class A-X Certificates", the "Class A-P Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on February 1, 2002 (the "Cut-off Date"), an aggregate principal balance of approximately $158,631,471 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "AAMGI Mortgage Loan Purchase Agreement") dated February 26, 2002, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-X, Class A-P, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated December 10, 2001, and a Prospectus Supplement, dated February 25, 2002, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated January 28, 2002, incorporated by reference hereto as Exhibit 1.1, among the Depositor, ABN AMRO North America, Inc. ("AANA"), Goldman, Sachs & Co. ("Goldman") and ABN AMRO Incorporated ("AAI") (Goldman and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated February 26, 2002, attached hereto as Exhibit 1.2, among the Depositor, ABN AMRO North America, Inc. ("AANA") and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Goldman as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated February 26, 2002, among the Depositor, AANA and the Initial Purchaser.

         Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class A-1 Certificates have an approximate initial aggregate Certificate Balance of $23,888,510. The Class A-2 Certificates have an approximate initial aggregate Certificate Balance of $90,559,000. The Class A-3 Certificates have an approximate initial aggregate Certificate Balance of $42,192,890. The Class A-X Certificates have an approximate initial aggregate Notional Amount of $186,023. The Class A-P Certificates have an approximate initial aggregate Certificate Balance of $7,278. The Class M Certificates have an approximate initial aggregate Certificate Balance of $873,000. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $396,000. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $318,000. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $158,000. The Class B-4 Certificates have an approximate initial aggregate Certificate Balance of $80,000. The Class B-5 Certificates have an approximate initial aggregate Certificate Balance of $158,693. The Class R Certificate has an initial Certificate Principal Balance of $100.

Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of January 28, 2002, among
                  ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc.,
                  ABN AMRO Incorporated and Goldman, Sachs & Co. (Incorporated
                  by reference to Exhibit 1.1 to ABN AMRO Mortgage
                  Corporation's Form 8-K filed February 12, 2002 with respect to the ABN AMRO Mortgage Corporation Mortgage Pass-Through
                  Certificates Series 2002-1)

1.2               Terms Agreement, dated February 26, 2002, among ABN AMRO
                  Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO
                  Incorporated and Goldman, Sachs & Co.

4.1               Pooling and Servicing Agreement, dated as of February 1,
                  2002, among ABN AMRO Mortgage Corporation as depositor, ABN
                  AMRO Mortgage Group, Inc. as servicer, and JPMorgan Chase
                  Bank as trustee.

4.2               Mortgage Loan Purchase Agreement, dated as of February 26,
                  2002, between ABN AMRO Mortgage Group, Inc. as seller and
                  ABN AMRO Mortgage Corporation as purchaser.





                                      -3-

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ABN AMRO MORTGAGE CORPORATION

                                 (Registrant)




Dated: February __, 2002                        By:     /s/ Maria Fregosi
                                                    ----------------------------
                                                    Name:     Maria Fregosi
                                                    Title:    Vice-President




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                               INDEX TO EXHIBITS


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of January 28, 2002, among
                  ABN AMRO Mortgage Corporation, ABN AMRO North America, Inc.,
                  ABN AMRO Incorporated and Goldman, Sachs & Co. (Incorporated
                  by reference to Exhibit 1.1 to ABN AMRO Mortgage
                  Corporation's Form 8-K filed February 12, 2002 with respect to the ABN AMRO Mortgage Corporation Mortgage Pass-Through
                  Certificates Series 2002-1)

1.2               Terms Agreement, dated February 26, 2002, among ABN AMRO
                  Mortgage Corporation, ABN AMRO North America, Inc., ABN AMRO
                  Incorporated and Goldman, Sachs & Co.

4.1               Pooling and Servicing Agreement, dated as of February 1,
                  2002, among ABN AMRO Mortgage Corporation as depositor, ABN
                  AMRO Mortgage Group, Inc. as servicer, and JPMorgan Chase
                  Bank as trustee.

4.2               Mortgage Loan Purchase Agreement, dated as of February 26,
                  2002, between ABN AMRO Mortgage Group, Inc. as seller and
                  ABN AMRO Mortgage Corporation as purchaser.